UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2018

BioSig Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55473	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12424 Wilshire Blvd., Suite 745 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512)-329-2643

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                      Other Events.

As reported previously, BioSig Technologies, Inc. (“BioSig” or the “Company”) recently retained Sherpa Technology Group, an intellectual property strategy firm based in Silicon Valley, and Sterne Kessler Goldstein & Fox P.L.L.C., a patent firm based in Washington DC, to help develop and execute a strategy for the development of BioSig’s patent portfolio.  As a result of that collaboration, on May 9, 2018 BioSig filed one “omnibus” hardware and software patent application with multiple claim sets, and a multiple feature-set graphical user interface (“GUI”) design patent, with detailed technical descriptions across multiple BioSig elements of novelty.  BioSig plans to expand the patent filings into a robust patent family with multiple domestic and international patents to obtain broad utility claims that cover apparatus, methods and systems in EP and general signal processing areas, and display patents for its key GUI innovations.  BioSig may choose to accelerate the patent prosecution process for key claim sets, e.g., by utilizing the United States Patent and Trademark Office acceleration programs (Track One) to shorten the time to grant domestically, and the Patent Cooperation Treaty and Patent Prosecution Highway to streamline and accelerate foreign filings as applicable.

Forward-looking Statements

This report contains “forward-looking statements.” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) the Company’s inability to manufacture its product candidates on a commercial scale on its own, or in collaboration with third parties; (ii) difficulties in obtaining financing on commercially reasonable terms; (iii) changes in the size and nature of the Company’s competition; (iv) loss of one or more key executives or scientists; and (v) difficulties in securing regulatory approval to market the Company’s product candidates. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: May 10, 2018                                               By:  /s/ Kenneth L. Londoner
Name: Kenneth L. Londoner
Title: Chairman and Chief Executive Officer